UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2022
PLBY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 424-1800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLBY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On December 6, 2022, PLBY Group, Inc. (the “Company”) entered into Amendment No. 3 to the Credit and Guaranty Agreement (the “Third Amendment”), dated as of May 25, 2021 (as previously amended on August 11, 2021 and August 8, 2022, the “Existing Credit Agreement”, and as further amended by the Third Amendment), by and among the Company, Playboy Enterprises, Inc., the subsidiary guarantors party thereto, the lenders party thereto, and Acquiom Agency Services LLC, as the administrative agent and the collateral agent, to amend the terms of the Existing Credit Agreement to, among other things, provide for: (i) the waiver of the Total Net Leverage Ratio (as defined in the Third Amendment) covenant for the fourth quarter of 2022; (ii) a mandatory prepayment by the Company of $25 million on or before December 30, 2022; (iii) the ability of the Company to voluntarily prepay an additional $5 million by March 1, 2023 (the “23Q1 Payment”) to waive the Total Net Leverage Ratio covenant for the first quarter of 2023; (iv) the ability of the Company to prepay $50 million (inclusive of the prepayments described above) to waive the Total Net Leverage Ratio covenant for all of 2023 and to adjust the Total Net Leverage Ratio covenant levels in subsequent periods; (v) the ability of the Company to prepay an aggregate of $65 million (inclusive of the prepayments described above) to eliminate the lenders’ board observer rights provided for under the credit agreement, to eliminate the Applicable Additional Margin (as defined in the Third Amendment), and to waive the Total Net Leverage Ratio covenant for the first quarter of 2024; (vi) the ability of the Company to prepay $75 million (inclusive of the prepayments described above) to waive the Total Net Leverage Ratio covenant for the second quarter of 2024; (vii) the ability of the Company to prepay $115 million (exclusive of the 23Q1 Payment except to the extent such payment is in excess of $5 million) to entirely waive the Total Net Leverage Ratio covenant; and (viii) a covenant by the Company to use 80% of any gross proceeds from its next common equity capital raise to prepay the debt under the Existing Credit Agreement up to an aggregate amount of $50 million, provided that, such cap may be reduced by any other voluntary prepayments after the date of the Third Amendment (exclusive of the 23Q1 Payment except to the extent such payment is in excess of $5 million).

All prepayments described above will also reduce the Company’s cash maintenance covenants under the Existing Credit Agreement on a dollar-for-dollar basis. The other terms of the Existing Credit Agreement will remain substantially unchanged from the second amendment of the Existing Credit Agreement. The Company paid certain fees and expenses in connection with the Third Amendment.

The foregoing description of the Third Amendment and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Third Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01    Other Events.
On December 7, 2022, the Company issued a press release announcing the approval by the Board of Directors of the Company of a rights offering to the Company’s stockholders of record of the Company’s common stock, par value $0.0001 (“Common Stock”), as of the close of business on December 16, 2022 (the “Rights Offering”). The Rights Offering will be made through the distribution of non-transferable subscription rights to purchase shares of Common Stock at a subscription price of $3.50 per share and otherwise on such terms and subject to such conditions as may be required to comply with any applicable Nasdaq Global Market stock exchange rules and regulations. Assuming that the Rights Offering is fully subscribed, the Company expects to receive gross proceeds of $50 million, less expenses related to the Rights Offering. The Company intends to use the majority of the proceeds from the Rights Offering to pay down its senior debt under the Existing Credit Agreement.

The Rights Offering is currently expected to commence promptly after December 16, 2022, the record date, and expire at 5:00 p.m., Eastern Time, on January 12, 2023. The Rights Offering will be made pursuant to the Company’s existing effective shelf registration statement on Form S-3 (Reg. No. 333-267273) on file with the Securities and Exchange Commission (the “SEC”) and a prospectus supplement (and the accompanying base prospectus) to be filed with the SEC prior to the commencement of the Rights Offering.

The Rights Offering will include an over-subscription right to permit each rights holder that exercises its basic subscription right in full to purchase additional shares of Common Stock (if any) that remain unsubscribed at the expiration of the Rights Offering. The availability of the over-subscription right will be subject to certain terms and restrictions to be set forth in the prospectus supplement. If the aggregate subscriptions (basic subscriptions plus over-subscriptions) exceed the number of shares of Common Stock offered in the Rights Offering, then the aggregate over-subscription amount will be pro-rated among the holders exercising their respective over-subscription rights based on the basic subscription amounts of such holders.

A copy of the press release related to the Rights Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, on December 7, 2022, the Company issued a press release announcing the Third Amendment. A copy of the press release related to the Third Amendment is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward Looking Statements

This report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s cash burden of debt, capital structure, flexibility, long term-strategy and investment in growth regarding the proposed Rights Offering and the Third Amendment, including the anticipated proceeds from the proposed Rights Offering and the use of such proceeds, and the Company’s plans, projections and expectations regarding the proposed Rights Offering, including the size, timing, price, and any intended participation of certain persons.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include prevailing market conditions, the Company’s ability to launch the Rights Offering as expected, whether stockholders of record will exercise their rights to purchase common stock and the amount subscribed, and whether the Company will be able to successfully complete the Rights Offering, in addition to (without limitation): (1) the impact of the COVID-19 pandemic on the Company’s business and acquisitions; (2) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq; (3) the risk that the Company’s business combination, acquisitions or any proposed transactions disrupt the Company’s current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from them; (4) the ability to recognize the anticipated benefits of the business combination, acquisitions, commercial collaborations, commercialization of digital assets and proposed transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its key employees; (5) costs related to being a public company, acquisitions, commercial collaborations and proposed transactions; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by global hostilities, supply chain disruptions, inflation, interest rates, foreign currency exchange rates or other economic, business, and/or competitive factors; (8) risks relating to the uncertainty of the projected financial information of the Company; (9) risks related to the organic and inorganic growth of the Company’s business, and the timing of expected business milestones; and (10) other risks and uncertainties indicated from time to time in the Company’s annual report on Form 10-K, including those under “Risk Factors” therein, and in the Company’s other filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date which they were made. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1*	Amendment No. 3 to Credit and Guaranty Agreement, dated as of December 6, 2022, by and among PLBY Group, Inc., Playboy Enterprises, Inc., each guarantor party thereto, the lenders party thereto, and Acquiom Agency Services LLC, as the administrative agent and the collateral agent.
99.1	Press Release, dated December 7, 2022, regarding the Rights Offering.
99.2	Press Release, dated December 7, 2022, regarding the Third Amendment.
* The schedules and exhibits to this Exhibit have been omitted. The Company agrees to furnish a copy of the omitted schedules and exhibits to the Securities and Exchange Commission on a supplemental basis upon its request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2022	PLBY GROUP, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel and Secretary